Borrowings - Schedule of Maturities Other Borrowings (Detail) - Other Borrowings [Member] $ in Thousands	Dec. 31, 2018 USD ($)
Debt Instrument [Line Items]
2019	$ 2,195
2020	1,665
2021	1,258
2022	946
2023 and beyond	2,461
Long term Debt, Total	$ 8,525
Weighted Average Interest Rate, 2019	1.83%
Weighted Average Interest Rate, 2020	1.84%
Weighted Average Interest Rate, 2021	1.85%
Weighted Average Interest Rate, 2022	1.86%
Weighted Average Interest Rate, 2023 and beyond	1.94%
Total	1.87%